Exhibit 10.1

EXECUTION COPY

AMENDMENT

AMENDMENT, dated as of August 15, 2012 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, INC., a Delaware corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia (the “Canadian Borrower”), IRON MOUNTAIN SWITZERLAND GMBH, a company organized under the laws of Switzerland (the “Swiss Borrower”), IRON MOUNTAIN EUROPE LIMITED, a company organized under the laws of England and Wales (“IM Europe”), IRON MOUNTAIN AUSTRALIA PTY LTD., a company formed under the laws of Australia (“IM Australia”), IRON MOUNTAIN INFORMATION MANAGEMENT (LUXEMBOURG) S.C.S., a company organized under the laws of Luxembourg (“IMIM Luxembourg”), IRON MOUNTAIN LUXEMBOURG SARL, a company organized under the laws of Luxembourg (“IM Luxembourg”, and together with the Parent, the Company, the Canadian Borrower, the Swiss Borrower, IM Europe, IM Australia and IMIM Luxembourg, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parent, the Company, the Lenders and the Administrative Agent hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended by adding the following new definitions thereto:

“REIT Conversion” shall mean the proposed plan to convert the Parent into a real estate investment trust as described in the Parent’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2012 (involving, without limitation, the restructuring of the Parent’s and its Subsidiaries’ assets, liabilities and business operations, changes in the methods of depreciating or amortizing certain of their assets, and the modification of internal accounting, information technology, real estate and other systems), and matters related thereto.

“REIT Conversion Date” shall mean the effective date of the REIT Conversion with respect to the Parent.

(b)                                 Section 1.01 of the Credit Agreement is further amended restating the definitions of “Adjusted EBITDA,” “EBITDA” and “Fixed Charges” therein to read as follows:

“Adjusted EBITDA” shall mean, for any period, EBITDA for such period, minus cash paid for income taxes for such period as set forth in the consolidated statement of cash flows of the Parent covering such period, adjusted to exclude (i) income taxes attributable to extraordinary, unusual or non-recurring gains or charges or other items (including sale of fixed assets not in the ordinary course of business) and (ii) income taxes (and any related interest and penalties) associated with any changes adopted by the Parent or any Subsidiary in connection with the REIT Conversion in its method of depreciating or amortizing (A) improvements at its storage facilities, including racking and shelving systems, (B) intangible assets (including goodwill) associated with costs incurred to originate or acquire storage agreements, (C) intangible assets related to the acquisition of leaseholds on real property or (D) any other tangible or intangible property associated with the characterization by the Parent and its Subsidiaries of such property as real estate assets and interests in real property for income tax purposes.  Notwithstanding the foregoing, the aggregate amount of income taxes (and related interest and penalties) for fiscal years 2012 and 2013 of the Parent that may be excluded pursuant to the preceding clause (ii) shall not exceed $225,000,000.

“EBITDA” shall mean, for any period, the sum (without duplication), determined on a consolidated basis for the Parent and its Subsidiaries, of (a) net income for such period plus (b) to the extent deducted in determining net income for such period, the sum of (i) depreciation and amortization (including deferred financing costs, organization costs, goodwill and non-compete amortization) for such period, (ii) other non-cash expenses for such period (including minority interest expense), (iii) Interest Expense for such period, (iv) provision for income taxes for such period, (v) extraordinary, unusual or non-recurring charges or other items (including without limitation losses arising from any natural disasters, debt extinguishment expenses, foreign currency transaction losses and losses on investments) for such period determined in accordance with GAAP after giving effect to any related charges for, reductions of or provisions for taxes thereon, (vi) non-compete expenses for such period to the extent not capitalized in accordance with GAAP, (vii) losses on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon and (viii) costs and expenses associated with the REIT Conversion, including, without limitation, planning and advisory costs related to the foregoing (provided that the aggregate amount of costs and expenses in connection with the REIT Conversion that may be added back pursuant to this clause (viii) shall not exceed $125,000,000 for fiscal years 2012 and 2013 of the Parent), minus (c) to the extent included in the calculation of net income for such period, the sum of (i) other income (including interest income) for such period (including gains attributable to minority interest in its Subsidiaries), (ii) extraordinary, unusual or non-recurring gains or other items (including without limitation gains resulting from debt extinguishment, foreign currency transaction gains and gains on investments) for such period determined in accordance with GAAP after giving effect to any related charges for, reductions of or provisions for taxes thereon and (iii) gains on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon.

For the purposes of calculating the ratios set forth in Sections 9.09 and 9.11 there may, at the Parent’s option (such option to be consistently applied with respect to each transaction), be included in EBITDA for any relevant period, on a pro forma basis (adjusted to give effect to

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expenses that will not be ongoing), the net income (and the additions and subtractions thereto referred to above) for such period of any Person (or assets) acquired after the commencement of such period in connection with any Permitted Acquisition having Acquisition Consideration of more than $500,000. The net income (and the related additions and subtractions) of the Person or assets acquired pursuant to such acquisition for such period shall be calculated by reference to the most recent available quarterly financial statements of the acquired business, annualized.

“Fixed Charges” shall mean for any period the sum of (i) Scheduled Amortization for such period plus (ii) Interest Expense for such period plus (iii) 50% of the total Capital Expenditures (total Capital Expenditures being calculated for this purpose to exclude (x) replacement Capital Expenditures made with the proceeds of insurance and (y) Capital Expenditures in connection with the REIT Conversion) for such period; provided that, notwithstanding the foregoing, the amount of Capital Expenditures excluded pursuant to clause (y) shall not exceed $50,000,000 in the aggregate for fiscal years 2012 and 2013 of the Parent, plus (iv) the aggregate amount of non-compete expenses for such period to the extent not capitalized in accordance with GAAP plus (v) prior to the REIT Conversion Date, the aggregate amount of regular quarterly dividend payments, typically paid on or about January 15, April 15, July 15 and October 15, in cash by the Parent during such period plus (vi) from and after the REIT Conversion Date, the aggregate amount of Restricted Payments made in cash by the Parent.

(c)                                  The amendments set forth in Sections 2(a) and 2(b) hereof shall terminate on the Business Day preceding the last day of the Parent’s fiscal quarter ending on or about March 31, 2014; provided that the amendment to clauses (v) and (vi) of the amendment to “Fixed Charges” set forth in Section 2(b) hereof shall not terminate and shall remain in effect along with the remainder of this Amendment.  The amendment to “EBITDA” set forth in Section 2(b) hereof shall not be effective for purposes of determining the Applicable Commitment Fee Rate or the Applicable Margin.

(d)                                 Notwithstanding Section 6.3 of each of the Parent Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreement, and any similar provision in any other pledge agreement entered into in connection with the Credit Agreement, Pledged LLC Interests (as defined in such pledge agreements and including any other term referring to limited liability company interests included in the Collateral) may, upon prior written notice to, and with the consent of the Administrative Agent, become “Securities” within the meaning of Article 8 of the Uniform Commercial Code in effect in any relevant jurisdiction as long as the relevant pledgor causes all such Pledged LLC Interests to constitute Collateral for the Secured Obligations, delivers to the Administrative Agent all certificates representing such Pledged LLC Interests and effective indorsements in blank with respect to such certificates in form reasonably satisfactory to the Administrative Agent.  The Parent and the Company shall cause such pledgor to take all other action required or requested by the Administrative Agent to create and maintain its first priority security interest in such Pledged LLC Interests and the proceeds thereof.

3.                                      Amendment Fee.  The Company shall pay to the Administrative Agent, for the account of each Lender which executes and delivers this Amendment, on or prior to the Effective Date, an amendment fee equal to .05% of the sum of such Lender’s Revolving Commitment and Term Loans, payable on the Effective Date.

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4.                                      Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.                                      Effectiveness.  This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                                 Amendment.  The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent, the Company, and Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b)                                 Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of each Borrower and Subsidiary Guarantor.

(c)                                  Bond Issuance.  The Parent shall have received at least $400,000,000 in gross cash proceeds from the issuance of subordinated Indebtedness in accordance with clause (iii) of Section 9.08 of the Credit Agreement.

6.                                      Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.                                      Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

8.                                      Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.                                      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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10.                               Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INFORMATION MANAGEMENT, INC.

By:
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH,
as Canadian Administrative Agent and as a Canadian
Lender

By:
Name:
Title:

Signature page to the Amendment
dated as of August [ ], 2012 to the
IRON MOUNTAIN INFORMATION MANAGEMENT, INC.
Credit Agreement

[INSERT LENDER NAME]

By:
Name:
Title:

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of August 15, 2012 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.                                      Reference is made to Amendment, dated as of August 15, 2012 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, INC., a Delaware corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia (the “Canadian Borrower”), IRON MOUNTAIN SWITZERLAND GMBH, a company organized under the laws of Switzerland (the “Swiss Borrower”), IRON MOUNTAIN EUROPE LIMITED, a company organized under the laws of England and Wales (“IM Europe”), IRON MOUNTAIN AUSTRALIA PTY LTD., a company formed under the laws of Australia (“IM Australia”), IRON MOUNTAIN INFORMATION MANAGEMENT (LUXEMBOURG) S.C.S., a company organized under the laws of Luxembourg (“IMIM Luxembourg”), IRON MOUNTAIN LUXEMBOURG SARL, a company organized under the laws of Luxembourg (“IM Luxembourg”, and together with the Parent, the Company, the Canadian Borrower, the Swiss Borrower, IM Europe, IM Australia and IMIM Luxembourg, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

2.                                      Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)                                 all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment;

(b)                                 all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and

(c)                                  all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.                                      THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                      This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN SWITZERLAND GMBH

By
Title:

IRON MOUNTAIN EUROPE LIMITED

By
Title:	Director

IRON MOUNTAIN AUSTRALIA PTY LTD.

By
Title:	Director

IRON MOUNTAIN INFORMATION MANAGEMENT
(LUXEMBOURG) S.C.S.
IRON MOUNTAIN LUXEMBOURG S.A.R.L.

By
Title:	Manager

IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC. (including in capacity as sole
beneficiary of Iron Mountain Statutory Trust-1998, Iron
Mountain Statutory Trust-1999 and Iron Mountain
Statutory Trust-2001)
IRON MOUNTAIN CANADA CORPORATION
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY
MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL HOLDING, LLC
IRON MOUNTAIN GLOBAL, LLC
MOUNTAIN REAL ESTATE ASSETS, INC.,
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.
TREELINE SERVICES CORPORATION

By:
Name:	J.P. Lawrence
Title:	Senior Vice President and Treasurer